UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-7123

Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	4/30/2006

FORM N-CSR
Item 1.	Reports to Stockholders.

Dreyfus Premier
Total Return
Advantage Fund

SEMIANNUAL REPORT April 30, 2006

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
12	Statement of Financial Futures
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
26	Information About the Review and Approval
of the Fund’s Management Agreement
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
Total Return
Advantage Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present to you this semiannual report for Dreyfus Premier Total Return Advantage Fund, covering the period since the fund’s inception on March 15, 2006, through April 30, 2006.

The global economy has continued to grow, supported by abundant financial liquidity in markets worldwide. Strong economic growth has been reflected in most major countries by rising commodity prices, higher stock prices and upward pressure on longer-term bond yields. However, core inflation generally has stayed subdued, as an ample supply of goods and services from emerging markets has helped to hold down prices in more developed countries. As a result, the recent rise in bond yields in these countries appears to be due to a rise in “real yields” (actual yields minus expected inflation) and the “inflation risk” premium rather than to an increase in inflation expectations.

With inflation at relatively low levels, macroeconomic policy has remained stimulative in most international markets, which could promote further economic expansion. China and other Asian countries have retained a stimulative mix of low interest rates and low exchange rates. Japan has maintained very low interest rates for some time, but appears to be on a tentative path to modest increases later this year.The European Central Bank already has tightened slightly, but in a very gradual manner. As always, we urge you to discuss with your financial advisor the potential implications of these factors on your investments.

For information about how the fund performed, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s primary portfolio managers.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

David Kwan and Lowell Bennett, Portfolio Managers

How did Dreyfus Premier Total Return Advantage Fund perform compared to its benchmark?

Between the fund’s inception on March 15, 2006 and the end of its semiannual reporting period on April 30, 2006, the fund produced total returns of –0.72% for Class A shares, –0.80% for Class C shares and –0.64% for Class R shares.1 In comparison, the fund’s benchmark, the Lehman Brothers U.S.Aggregate Index, produced a total return of –0.55% for the same period.2

During the reporting period, the U.S. and global bond markets were marked by rising interest rates amid renewed inflation concerns as energy and commodity prices pushed higher on geopolitical concerns and continued economic strength. All these factors are weighing heavily on the bond markets around the world and are causing many central bankers to favor a tightening bias. The nearing of the end to the U.S. Federal Reserve Board’s (the “Fed”) tightening has also contributed to a weakening of the U.S. dollar relative to other currencies, including the British pound, the Euro, and Japanese yen. The fund’s returns were lower than the benchmark, which we attribute primarily to the startup of the fund, and the weakness in the U.S. dollar.

What is the fund’s investment approach?

The fund seeks to maximize total return from capital appreciation and income.To pursue its goal, the fund normally invests in securities and other instruments that provide exposure to fixed income and currency markets.

To focus the fund’s investments on the U.S. fixed income market, we employ an active core bond strategy, in which four proprietary quantitative models are run and implemented independently of one another.We overlay the active core bond strategy with a separate global bond strategy, setting the fund’s exposures to the world’s major bond markets according to our view of their relative valuations. Finally, we

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

employ an active currency strategy in which we evaluate and establish exposure to various currencies based on relative valuations as determined by real interest rates and purchasing power parity.

The fund typically will invest in bonds rated investment grade or the unrated equivalent, but we may invest up to 30% of the fund’s assets in securities rated below investment grade at the time of purchase. The average effective maturity of the fund’s portfolio typically will range between three and 10 years.

What other factors influenced the fund’s performance?

The domestic bond market’s performance was influenced primarily by sustained economic expansion, rising short-term interest rates and mounting inflation concerns.The U.S. economy rebounded sharply in the first quarter of 2006, fueled largely by an increase in corporate spending, employment gains and rising consumer confidence. Because fixed-income investors grew concerned that a strong economy might cause the Fed to raise short-term interest rates more than previously expected, they grew more cautious, and bond prices fell. Indeed, the Fed raised the overnight federal funds rate for the fifteenth consecutive time in March, driving it to 4.75% .

In addition, investors appeared to become more concerned about a possible reacceleration of inflation when energy and other commodity prices rose to new highs in the spring of 2006.As a result, longer-term bond yields began to rise, eroding prices at the longer end of the market’s maturity range. U.S. government securities and other interest rate-sensitive areas of the bond market were particularly vulnerable to these adverse influences.This helped the strategy, as we were modestly underweight long-maturity bonds.

Most of the world’s developed markets have begun, or appear poised, to move away from accommodative monetary policies. Certainly, the U.S. and Canada have nearly completed such moves. In addition, the European Central Bank has raised rates twice in the past year, and Japan appears near the end of its zero-interest-rate policy.These policy shifts have been made in an effort to forestall potential inflationary pressures.

In this challenging environment, the fund began operations with roughly equal emphasis on its active core, global bond and active currency strategies.Among U.S. bond holdings, we established a relatively short average duration which helped cushion the effects of domestic bond market weakness, and we focused our core investments on higher-quality securities, including mortgage-backed securities, asset-backed securities and high-grade corporate bonds. In global bond markets, we established modestly overweight positions in Europe, Japan and the United Kingdom versus underweight positions in Canada, Australia and the United States. Because of high inflation-adjusted interest rates in the United Kingdom, our currency strategy mainly emphasized exposure to the British pound.

What is the fund’s current strategy?

At the end of the reporting period, the U.S. and global economies remained robust, and while both domestic and foreign bond markets generally appear fairly valued to us, we have continued to find somewhat more attractive relative value in Europe than in the United States or Canada, and have maintained modest exposure to that bond market. Our active currency strategy has continued to favor the British pound, which we believe may continue to benefit from high short-term real rates. Our core portfolio continues to be biased toward higher-quality domestic bonds. Of course, we are prepared to adjust our strategies as economic and market conditions change.

May 15, 2006

[1]	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through October
31, 2006, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES(Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Total Return Advantage Fund from November 1, 2005 to April 30, 2006.† It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2006 †
	Class A	Class C	Class R

Expenses paid per $1,000 ††	$ 1.01	$ 1.98	$ .69
Ending value (after expenses)	$992.80	$992.00	$993.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2006 †
	Class A	Class C	Class R

Expenses paid per $1,000 ††	$ 1.02	$ 1.99	$ .70
Ending value (after expenses)	$1,005.42	$1,004.46	$1,005.74

†	From March 15, 2006 (commencement of initial offering) to April 30, 2006.
††	Expenses are equal to the fund’s annualized expense ratio of .79% for Class A, 1.54% for Class C and .54%
for Class R, multiplied by the average account value over the period, multiplied by 47/365 (to reflect actual days since inception).

STATEMENT OF INVESTMENTS
April 30, 2006 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—95.3%	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Automobile Receivables—19.1%
AmeriCredit Automobile Receivables
Trust, Ser. 2004-BM, Cl. A4	2.67	3/7/11	100,000	97,255
Bank One Auto Securitization
Trust, Ser. 2003-1, Cl. A4	2.43	3/22/10	100,000	98,000
Capital Auto Receivables Asset
Trust, Ser. 2004-2, Cl. A2	3.35	2/15/08	100,000	99,033
Capital One Auto Finance Trust,
Ser. 2005-C, Cl. A3	4.61	7/15/10	100,000	99,124
Carmax Auto Owner Trust,
Ser. 2003-2, Cl. A4	3.07	10/15/10	100,000	98,378
Chase Manhattan Auto Owner Trust,
Ser. 2003-B, Cl. A4	2.57	2/16/10	103,415	101,366
Chase Manhattan Auto Owner Trust,
Ser. 2003-C, Cl. A4	2.94	6/15/10	100,000	97,632
DaimlerChrysler Auto Trust,
Ser. 2004-A, Cl. A4	2.58	4/8/09	100,000	97,484
Harley-Davidson Motorcycle Trust,
Ser. 2004-1, Cl. A2	2.53	11/15/11	100,000	96,569
Honda Auto Receivables Owner
Trust, Ser. 2005-5, Cl. A4	4.69	2/15/11	140,000	138,126
Household Automotive Trust,
Ser. 2003-2, Cl. A4	3.02	12/17/10	100,000	97,886
Hyundai Auto Receivables Trust,
Ser. 2004-A, Cl. A4	3.54	8/15/11	100,000	96,676
Nissan Auto Lease Trust,
Ser. 2004-A, Cl. A3	2.90	8/15/07	61,395	61,081
Nissan Auto Receivables Owner
Trust, Ser. 2003-B, Cl. A4	2.05	3/16/09	99,187	97,268
Triad Auto Receivables Owner
Trust, Ser. 2006-A, Cl. A3	4.77	1/12/11	100,000	99,136
USAA Auto Owner Trust,
Ser. 2004-3, Cl. A4	3.53	6/15/11	100,000	97,150
Wells Fargo Financial Auto Owner
Trust, Ser. 2005-A, Cl. A3	4.09	1/15/10	100,000	98,689
WFS Financial Owner Trust,
Ser. 2004-2, Cl. A4	3.54	11/21/11	100,000	98,065
World Omni Auto Receivables Trust,
Ser. 2005-A, Cl. A3	3.54	6/12/09	130,000	128,257
				1,897,175

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./Credit Cards—3.0%
Capital One Multi-Asset Execution
Trust, Ser. 2005-A2, Cl. A2	4.05	2/15/11	100,000	97,967
Citibank Credit Card Issuance
Trust, Ser. 2003-A8, Cl. A8	3.50	8/16/10	100,000	96,348
MBNA Master Credit Card Trust USA,
Ser. 2000-L, Cl. A	6.50	4/15/10	100,000	102,118
				296,433
Asset-Backed Ctfs./
Home Equity Loans—7.1%
CIT Equipment Collateral,
Ser. 2004-VT1, Cl. A4	2.70	12/20/11	100,000	97,906
MASTR Asset-Backed Securities
Trust, Ser. 2005-AB1, Cl. A2	5.05	11/25/35	100,000	99,143
Popular ABS Mortgage Pass-Through
Trust, Ser. 2005-B, Cl. AF2	4.55	8/25/35	100,000	98,742
Renaissance Home Equity Loan
Trust, Ser. 2005-2, Cl. AF3	4.50	8/25/35	100,000	97,762
Residential Asset Mortgage
Products, Ser. 2003-RZ4, Cl. A7	4.79	6/25/33	100,000	97,296
Specialty Underwriting &
Residential Finance,
Ser. 2003-BC4, Cl. A3B	4.79	11/25/34	116,622	115,807
Structured Asset Securities,
Ser. 2005-NC1, Cl. A3	4.15	2/25/35	100,000	98,426
				705,082
Asset-Backed Ctfs./Other—1.4%
College Loan Corporation Trust,
Stripped Security, Interest
Only Class, Ser. 2006-1, Cl. AIO	10.00	7/25/08	200,000 [a]	42,017
SLM Student Loan Trust,
Ser. 2005-7, Cl. A3	4.41	7/25/25	100,000	98,451
				140,468
Banking—1.0%
Royal Bank of Canada,
Notes	3.88	5/4/09	100,000	96,161

8

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Commercial Mortgage
Pass-Through Ctfs.—3.2%
GMAC Commercial Mortgage
Securities, Ser. 2001-C2, Cl. A1	6.25	4/15/34	87,029	88,638
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2005-LDP5, Cl. ASB	5.17	12/15/44	100,000	98,048
Morgan Stanley Dean Witter Capital
I, Ser. 2003-HQ2, Cl. A1	4.18	3/12/35	132,671	126,436
				313,122
Diversified Financial Services—9.4%
Allstate Life Global Funding
Trusts, Notes, Ser. 2004-1	4.50	5/29/09	200,000	195,336
Citigroup,
Notes	5.13	5/5/14	150,000	144,355
General Electric Capital,
Notes, Ser. A	6.00	6/15/12	200,000	204,777
Goldman Sachs,
Notes	3.88	1/15/09	100,000	96,459
MBNA,
Bonds	5.00	6/15/15	100,000	94,424
Merrill Lynch & Co.,
Notes, Ser. B	3.70	4/21/08	100,000	97,201
Morgan Stanley,
Bonds	6.75	4/15/11	100,000	104,954
				937,506
Diversified Metals & Mining—.8%
Alcoa,
Notes	7.38	8/1/10	75,000	80,206
Oil & Gas—1.0%
Conoco Funding,
Notes	6.35	10/15/11	100,000	103,884
Property-Casualty Insurance—6.1%
American General,
Sr. Notes	7.50	8/11/10	200,000	214,409

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Property-Casualty
Insurance (continued)
Berkshire Hathaway Finance,
Sr. Notes	4.63	10/15/13	100,000	93,887
Hartford Life Global Funding
Trusts, Notes	5.20	2/15/11	150,000	148,073
Principal Life Income Funding
Trusts, Notes	5.13	3/1/11	150,000	147,470
				603,839
Telecommunications—2.0%
BellSouth,
Sr. Notes	6.00	10/15/11	100,000	101,726
Cisco Systems,
Sr. Notes	5.25	2/22/11	100,000	99,094
				200,820
U.S. Government Agencies/
Mortgage-Backed—29.0%
Federal Home Loan Mortgage Corp.:
4.50%, 12/1/19			983,956	937,783
5.00%, 7/1/35			497,201	470,392
5.50%, 12/1/18—11/1/19			581,638	577,096
6.50%, 8/1/12			151,663	154,419
7.00%, 1/1/36			330,615	339,862
Federal National Mortgage Association;
5.50%, 8/1/19—11/1/34			405,384	398,544
				2,878,096
U.S. Government—12.2%
U.S. Treasury Bonds:
6.38%, 8/15/27			520,000	589,794
7.13%, 2/15/23			518,000	621,678
				1,211,472
Total Bonds and Notes
(cost $9,561,579)				9,464,264

10

		Principal
Short-Term Investments—2.5%		Amount ($)	Value ($)

Commercial Paper—2.0%
Citigroup Funding,
4.75%, 5/1/06		200,000	200,000
U.S. Treasury Bills—.5%
4.53%, 6/8/06		50,000 [b]	49,762
Total Short-Term Investments
(cost $249,761)			249,762

Total Investments (cost $9,811,340)		97.8%	9,714,026
Cash and Receivables (Net)		2.2%	220,439
Net Assets		100.0%	9,934,465

[a] Notional face amount shown.
[b]	Held by a broker as collateral for open financial futures positions.

Portfolio Summary (Unaudited) †
	Value (%)		Value (%)

Asset/Mortgage Backed	33.8	Short-Term Investments	2.5
U.S. Government Agencies/		Futures/Forward Currency
Mortgage Backed	29.0	Exchange Contracts	(.3)
Corporate Bonds	20.3
U.S. Government	12.2		97.5

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF FINANCIAL FUTURES
April 30, 2006 (Unaudited)

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 4/30/2006 ($)

Financial Futures Long
Euro Bond	4	582,361	June 2006	(10,341)
Long Gilt	1	199,396	June 2006	(4,242)
10 Year Mini JGB	2	232,294	June 2006	275
U.S. Treasury 5 Year Notes	13	1,354,031	June 2006	(9,055)
U.S. Treasury 30 Year Bonds	1	106,844	June 2006	(2,347)
Financial Futures Short
Australian 10 Year Bonds	4	310,252	June 2006	5,395
Canadian 10 Year Bonds	5	491,946	June 2006	7,285
U.S. Treasury 2 Year Notes	4	814,937	June 2006	363
U.S. Treasury 10 Year Notes	1	105,578	June 2006	(46)
				(12,713)

See notes to financial statements.
12

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2006 (Unaudited)

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		9,811,340	9,714,026
Cash			99,225
Interest receivable			62,355
Unrealized appreciation on forward
currency exchange contracts—Note 4			25,244
Receivable for futures variation margin—Note 4			1,742
Receivable for investment securities sold			1,213
Prepaid expenses			60,295
Due from The Dreyfus Corporation and affiliates—Note 3(c)			31,971
			9,996,071

Liabilities ($):
Unrealized depreciation on forward
currency exchange contracts—Note 4			39,587
Payable for investment securities purchased			2,727
Accrued expenses			19,292
			61,606

Net Assets ($)			9,934,465

Composition of Net Assets ($):
Paid-in capital			10,002,500
Accumulated undistributed investment income—net			47,933
Accumulated net realized gain (loss) on investments			8,402
Accumulated net unrealized appreciation (depreciation) on
investments and foreign currency transactions [including
($12,713) net unrealized (depreciation) on financial futures]			(124,370)

Net Assets ($)			9,934,465

Net Asset Value Per Share
	Class A	Class C	Class R

Net Assets ($)	8,941,554	496,136	496,775
Shares Outstanding	720,200	40,000	40,000

Net Asset Value Per Share ($)	12.42	12.40	12.42

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
From March 15, 2006 (commencement of operations)
to April 30, 2006 (Unaudited)

Investment Income ($):
Interest	58,331
Expenses:
Management fee—Note 3(a)	7,057
Legal fees	19,229
Auditing fees	16,600
Shareholder servicing costs—Note 3(c)	3,287
Custodian fees—Note 3(c)	1,090
Registration fees	1,070
Distribution fees—Note 3(b)	481
Prospectus and shareholders’ reports	234
Directors’ fees and expenses—Note 3(d)	97
Miscellaneous	1,588
Total Expenses	50,733
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(38,865)
Less—reduction in custody fees due to
earnings credits—Note 1(c)	(1,470)
Net Expenses	10,398
Investment Income—Net	47,933

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	1,524
Net realized gain (loss) on financial futures	8,392
Net realized gain (loss) on forward currency exchange contracts	(1,514)
Net Realized Gain (Loss)	8,402
Net unrealized appreciation (depreciation) on investments and foreign currency transactions [including ($12,713) net
unrealized (depreciation) on financial futures]	(124,370)
Net Realized and Unrealized Gain (Loss) on Investments	(115,968)
Net (Decrease) in Net Assets Resulting from Operations	(68,035)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS
From March 15, 2006 (commencement of operations)
to April 30, 2006 (Unaudited)

Operations ($):
Investment income—net	47,933
Net realized gain (loss) on investments	8,402
Net unrealized appreciation (depreciation) on investments	(124,370)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(68,035)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	9,002,500
Class C shares	500,000
Class R shares	500,000
Increase (Decrease) in Net Assets from
Capital Stock Transactions	10,002,500
Total Increase (Decrease) in Net Assets	9,934,465

Net Assets ($):
Beginning of Period	—
End of Period	9,934,465
Undistributed investment income—net	47,933

Capital Share Transactions (Shares):
Class A
Shares sold	720,200

Class C
Shares sold	40,000

Class R
Shares sold	40,000

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (Unaudited)

The following table describes the performance for each share class for the period from March 15, 2006 (commencement of operations) to April 30, 2006. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distrib-utions.These figures have been derived from the fund’s financial statements.

	Class A	Class C	Class R
	Shares	Shares	Shares

Per Share Data ($):
Net asset value, beginning of period	12.50	12.50	12.50
Investment Operations:
Investment income—net [a]	.06	.05	.06
Net realized and unrealized
gain (loss) on investments	(.14)	(.15)	(.14)
Total from Investment Operations	(.08)	(.10)	(.08)
Net asset value, end of period	12.42	12.40	12.42

Total Return (%) [b]	(.72)[c]	(.80)[c]	(.64)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [d]	3.93	4.69	3.69
Ratio of net expenses to average net assets [d]	.79	1.54	.54
Ratio of net investment income
to average net assets [d]	3.76	3.01	4.01
Portfolio Turnover Rate [b]	6.09	6.09	6.09

Net Assets, end of period ($ x 1,000)	8,942	496	497

[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
[c] Exclusive of sales charge.
[d] Annualized.
See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Total Return Advantage Fund (the “fund”) is a separate diversified series of Dreyfus Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund, which commenced operations on March 15, 2006. The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). The fiscal year end of the fund is October 31.

Dreyfus Service Corporation (“the Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 300 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized) and Class R (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2006, MBC Investments Corp., an indirect subsidiary of Mellon Financial, held all of the outstanding Class A, Class C and Class R shares of the fund.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Class A shares of the fund may be purchased at net asset value (“NAV”) without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders Asset Management LLC
  (“Founders”) managed fund since on or before February 28, 2006. Founders is a wholly-owned subsidiary of the Distributor.
  With the cash proceeds from an investor’s exercise of employment- related stock options, whether invested in the fund directly or indi- rectly through an exchange from a Dreyfus-managed money mar- ket fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse and minor children become eligi- ble to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Class A shares of the fund may be purchased at NAV without payment of a sales charge:

  For Dreyfus-sponsored IRA “Rollover Accounts” with the distrib- ution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers. Upon estab- lishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S.Treasury Bills), financial futures and forward currency exchange contracts) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value (such as

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Investments in registered investment companies are valued at their NAV. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(d) Dividends to shareholders: It is the policy of the fund to declare and pay dividends from investment income-net, quarterly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

On April 28, 2006, the Board of Directors declared a cash dividend of $.061, $.049 and $.065 per share from undistributed investment income-net for Class A, Class C and Class R, respectively, payable on May 1, 2006 (ex-dividend date), to shareholders of record as of the close of business on April 28, 2006.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Federal income taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended April 30, 2006, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a Management Agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly. The Manager has undertaken, from March 15, 2006 through October 31, 2006, that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, Rule 12b-1 distribution plan fees, interest expense, commitment fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of .65% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $38,865 during the period ended April 30, 2006.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distribut-

ing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2006, Class C shares were charged $481 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2006, Class A and Class C shares were charged $2,887 and $160, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2006, the fund was charged $40 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2006, the fund was charged $1,090 pursuant to the custody agreement.

During the period ended April 30, 2006, the fund was charged $497 for services performed by the Chief Compliance Officer.

The components of Due from The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $4,112,Rule 12b-1 distribution plan fees $306,shareholder services plan fees $1,939, chief compliance officer fees $497 and transfer agency per account fees $40 which are offset against an expense reimbursement currently in effect in the amount of $38,865.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended April 30, 2006, amounted to $9,947,736 and $386,420, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2006, are set forth in the Statement of Financial Futures.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.

The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at April 30, 2006:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)

Purchases:
British Pound,
expiring 6/15/2006	333,000	581,708	605,627	23,919
New Zealand Dollar,
expiring 6/15/2006	329,000	208,106	208,593	487
Sales:		Proceeds ($)
Australian Dollar,
expiring 6/15/2006	172,000	126,809	130,402	(3,593)
Canadian Dollar,
expiring 6/15/2006	8,000	6,948	7,148	(200)
Danish Krone,
expiring 6/15/2006	29,000	4,701	4,911	(210)
Euro, expiring
6/15/2006	20,000	24,855	25,262	(407)
Japanese Yen,
expiring 6/15/2006	33,587,000	289,853	295,921	(6,068)
Norwegian Krone,
expiring 6/15/2006	1,656,000	251,317	268,827	(17,510)
Swedish Krona,
expiring 6/15/2006	372,000	48,307	50,544	(2,237)
Swiss Franc,
expiring 6/15/2006	310,000	241,849	250,373	(8,524)
Total				(14,343)

At April 30, 2006, accumulated net unrealized depreciation on investments was $97,314, consisting of $6,697 gross unrealized appreciation and $104,011 gross unrealized depreciation.

At April 30, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a Board of Directors meeting held on March 7, 2006, the Board unanimously approved the fund’s Management Agreement for a one-year term ending March 30, 2007.The Board is comprised entirely of individuals who have no affiliation with the Manager or any affiliates of the Manager.

Prior to the meeting, the Manager provided the Board members with extensive materials related to the approval of the Management Agreement, including performance and expense information for other investment companies with a similar investment objective to the fund.

During their meeting, the Board discussed the proposed approval of the Management Agreement with senior management of the Manager. In determining to approve the Management Agreement, the Board considered all factors which they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of services provided to the fund by the Manager pursuant to the Management Agreement, and by the Sub-Adviser pursuant to the Sub-Advisory Agreement. The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the fund, as well as other funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels.The Board also reviewed the number of shareholder accounts in the fund as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also will provide oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund’s Management Fee and Expense Ratio. As the fund had not yet commenced operations, the Board members were not able to review the fund’s performance.The Board discussed with representatives of the Manager the investment strategies to be employed in the management of the fund’s assets. The Board members noted the Manager’s reputation and experience with respect to fixed income funds.

The Board members reviewed the fund’s proposed management fee and established expense ratio and reviewed the range of management fees and expense ratios of funds in the Lipper Intermediate Investment Grade Debt Funds category and the average and median management fees in the Lipper category, as well as management fees of a subset of funds in the Lipper category.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds and/or separate accounts managed by the Manager with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the anticipated differences compared to the fund, from the Manager’s perspective, as applicable, in providing services to the Similar Accounts. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by the Manager, to evaluate the appropriateness and reasonableness of the fund’s management fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

The Fund 27

INFORMATION ABOUT THE	REVIEW AND	APPROVAL	OF THE
FUND’S MANAGEMENT	AGREEMENT	(Unaudited)	(continued)

Analysis of Profitability and Economies of Scale. As the fund had not yet commenced operations, the Manager’s representatives were not able to review the dollar amount of expenses allocated and profit received by the Manager.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted the possibility of soft dollar arrangements in the future with respect to trading the fund’s portfolio.The Board also considered whether the fund would be able to participate in any economies of scale that the Manager may experience in the event that the fund attracts a large amount of assets. The Board members noted the uncertainty of the estimated asset levels and discussed the renewal requirements for advisory agreements and their ability to review the management fee annually after an initial term of the Management Agreement.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to approving the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services to be provided by the Manager are adequate and appropri- ate, especially considering the Manager’s experience and reputation with respect to its investment approach and its experience and reputation with respect to investing in fixed income securities.
  The Board concluded that the fee to be paid by the fund to the Manager was reasonable, in light of the services to be provided, comparative expense and advisory fee information, and benefits anticipated to be derived by the Manager from its relationship with the fund, and that, the fee to be paid by the Manager is reasonable and appropriate.

The Board members considered these conclusions and determinations, and, without any one factor being dispositive, the Board determined that approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

For More	Information

Dreyfus Premier	Transfer Agent &
Total Return	Dividend Disbursing Agent
Advantage Fund
Dreyfus Transfer, Inc.
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166

Manager	Distributor
The Dreyfus Corporation
Dreyfus Service Corporation
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166
Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advantage Funds, Inc.

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	June 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	June 30, 2006

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	June 30, 2006

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)